Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 6, 2006, is by and among (i) Columbia Space (QP), Inc., a Delaware corporation, Columbia Space (AI), Inc., a Delaware corporation, Columbia Space Partners, Inc., a Delaware corporation, Spectrum Space IV Parallel, Inc., a Delaware corporation, Spectrum Space Equity Investors IV, Inc., a Delaware corporation and Spectrum Space IV Managers, Inc., a Delaware corporation, (together, the “Blocker Corporations”), (ii) Columbia Capital Equity Partners III (QP), L.P., a Delaware limited partnership, Columbia Capital Equity Partners III (AI), L.P., a Delaware limited partnership, Columbia Capital Investors III, LLC, a Delaware limited liability company, Columbia Capital Equity Partners III (Cayman), L.P., a Cayman Islands exempted limited partnership, Columbia Capital Investors III, LLC, a Delaware limited liability company, Columbia Capital Employee Investors III, L.L.C., a Delaware limited liability company, Spectrum Equity Investors Parallel IV, L.P., a Delaware limited partnership, Spectrum Equity Investors IV L.P., a Delaware limited partnership, Spectrum IV Investment Managers’ Fund, L.P., a Delaware limited partnership, MVH Holdings Inc. (“MVH”), a Delaware corporation and Motient Corporation, a Delaware corporation (together, the “Stockholders”) and (iii) SkyTerra Communications, Inc., a Delaware corporation (“SkyTerra”).  Certain capitalized terms used herein are defined in Section 7 below.

RECITALS:

WHEREAS, the Blocker Corporations, SkyTerra and the Stockholders have entered into Exchange Agreements, each dated as of the date hereof (the “Columbia/Spectrum Exchange Agreements”), that provide, subject to the terms and conditions thereof, for the purchase by SkyTerra of 100% of the limited partnership units (the “MSV LP Units”) of Mobile Satellite Ventures, LP, a Delaware limited partnership (“MSV”) and common stock of Mobile Satellite Ventures GP, Inc., a Delaware corporation and the general partner of MSV (“MSV GP Shares”), held directly by the Blocker Corporations (the “Columbia/Spectrum Exchange”);

WHEREAS, as part of the consideration to be paid in the Columbia/Spectrum Exchange, SkyTerra will issue an aggregate of 9,992,976 shares (the “Acquired Shares”) of its common stock, par value $0.01 per share, of SkyTerra (“Common Shares”) to the Blocker Corporations;

WHEREAS, immediately after the closing of the transactions contemplated by the Columbia/Spectrum Exchange Agreements, the Blocker Corporations may distribute the Acquired Shares to the Stockholders (the “Acquired Shares Distribution”) in accordance with Section 5.1 hereof; and

WHEREAS, in order to induce the Blocker Corporations and the Stockholders to consummate the transactions under the Columbia/Spectrum Exchange Agreements, SkyTerra has agreed to provide certain registration rights on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.    REGISTRATION UNDER THE SECURITIES ACT.

1.1                     Registration.

(a)           Each of the parties to this Agreement shall cooperate, and SkyTerra shall file with the Securities and Exchange Commission (the “SEC”) as soon as practicable following the date hereof, a registration statement on the appropriate form for the purpose of registering the Acquired Shares under the Securities Act for resale by the Holders (the “Resale Registration Statement”).  SkyTerra will cause the Resale Registration Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder.  SkyTerra shall use its commercially reasonable efforts, and the Holders will cooperate with SkyTerra, to have the Resale Registration Statement declared effective by the SEC as promptly as practicable.

(b)           SkyTerra shall keep the Resale Registration Statement effective (including through the filing of any required post-effective amendments) until the earlier to occur of (i) such time as the Blocker Corporations and the Stockholders (and their permitted transferees pursuant to Sections 5.1 (c), (f) and (i) of this Agreement) have sold all of the Acquired Shares registered thereunder or (ii) the second year anniversary of the closing of the transactions contemplated by the Columbia/Spectrum Exchange Agreement; provided, that such date shall be extended by the amount of time of any period during which the Holders may not use the Resale Registration Statement as the result of the occurrence of an event described in Section 1.2(e) (ii), (iii) or (iv), or Section 2.1 below.  Thereafter, SkyTerra shall be entitled to withdraw the Resale Registration Statement and, upon such withdrawal, the Holders shall have no further right to sell any of the Acquired Shares pursuant to the Resale Registration Statement (or any prospectus forming a part thereof).

1.2          Registration Procedures.  Subject to the terms and conditions hereof, SkyTerra shall use its commercially reasonable efforts to effect the registration and the disposition of the Acquired Shares in accordance with the intended method of disposition thereof, and pursuant thereto SkyTerra shall as expeditiously as practicable:

(a)                                  promptly prepare and file with the SEC the Resale Registration Statement with respect to the Acquired Shares (and any amendments, including any post-effective amendments or supplements to the Resale Registration Statement and prospectus included therein SkyTerra deems to be necessary) and use its commercially reasonable efforts to cause the Resale Registration Statement to become effective and to comply with the provisions of the Securities Act applicable to it; provided, that before filing the Resale Registration Statement or prospectus or any amendments or supplements thereto, SkyTerra shall furnish to counsel for the Holders copies of all such documents proposed to be filed, including documents incorporated by reference in the Resale Registration Statement and, if requested by the Holders, the exhibits incorporated by reference so as to provide the Holders and their counsel a reasonable opportunity to review and comment on such documents, and SkyTerra (i) will make such changes and additions thereto as reasonably requested by counsel to the Holders prior to filing the Resale Registration Statement or amendment thereto or any prospectus or any supplement thereto and (ii) if any of the Holders is an underwriter or controlling person of SkyTerra, will include therein material relating to the Holders or the plan of distribution for the Acquired Shares registered thereunder, furnished to SkyTerra in writing, which, in the reasonable judgment of the Holders, should be included;

(b)                                 furnish to the Holders such number of copies of the Resale Registration Statement, each amendment and supplement thereto, the prospectus included in the Resale Registration Statement and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Acquired Shares registered thereunder; provided, however, that SkyTerra shall have no obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by SkyTerra;

(c)                                  prepare and file with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective for the time period as specified in Section 1.1 in order to complete the disposition of the Acquired Shares covered by the Resale Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all Acquired Shares during such period in accordance with the intended methods of disposition thereof as set forth in the Resale Registration Statement, including without limitation identification of the permitted transferees of the Holders;

(d)                                 use its commercially reasonable efforts to register or qualify the Acquired Shares under such other securities or blue sky laws of such jurisdictions as the Holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Acquired Shares in such jurisdictions (provided that SkyTerra shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)                                  notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the Resale Registration Statement or any post-effective amendment has become effective under the Securities Act, (ii) of any written request by the SEC for amendments or supplements to the Resale Registration Statement or prospectus, (iii) of the happening of any event as a result of which the prospectus included in the Resale Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (whereupon the Holders shall immediately cease any offers, sales or other distribution of Acquired Shares registered thereunder), and, subject to 1.3(c), SkyTerra shall promptly prepare a supplement or amendment to such prospectus so that, as thereafter used by the Holders for the resale of Acquired Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iv) of the issuance of any stop order suspending the effectiveness of the Resale Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any of the Acquired Shares included in the Resale Registration Statement for sale or distribution in any jurisdiction;

(f)                                    in the event of the issuance of any stop order suspending the effectiveness of the Resale Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Acquired Shares included in the Resale Registration Statement for sale or distribution in any jurisdiction, SkyTerra shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order and shall prepare and file an amended or supplemented prospectus, if required; and

(g)                                 provide a transfer agent and registrar for all Acquired Shares not later than the effective date of the Resale Registration Statement;

(h)                                 use its commercially reasonable efforts to cause the Acquired Shares covered by the Resale Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to complete the disposition of the Acquired Shares covered by such registration statement and comply with the provisions of the Securities Act with respect to the disposition of all Acquired Shares covered by the Resale Registration Statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in the Resale Registration Statement;

(i)                                     make available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Resale Registration Statement on behalf of the Holders, and any attorney, accountant or other agent retained by the Holders or underwriter, all financial and other records, pertinent corporate documents and properties of SkyTerra, and cause SkyTerra’s officers, managers, employees and independent accountants to supply all information reasonably requested by SkyTerra, underwriter, attorney, accountant or agent in connection with the Resale Registration Statement; and

(j)                                     make generally available to its stockholders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of such registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act.

1.3          Other Procedural Matters.

(a)                                  SEC Correspondence.  SkyTerra shall make available to the Holders promptly after the same is prepared and publicly distributed, filed with the SEC, or received by SkyTerra, one copy of the Resale Registration Statement and any amendment thereto, each preliminary prospectus and each amendment or supplement thereto, each letter written by or on behalf of SkyTerra to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to the Resale Registration Statement.  SkyTerra will promptly respond to any and all comments received from the SEC, with a view towards causing the Resale Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Resale Registration Statement or any amendment thereto will not be subject to review.

(b)                                 SkyTerra may require the Holders to furnish to SkyTerra any other information regarding the Holders and the disposition of Acquired Shares, including without limitation the plan of distribution of the Acquired Shares, as SkyTerra reasonably determines, is required to be included in the Resale Registration Statement.

(c)                                  Each of the Holders agrees that, upon notice from SkyTerra of the happening of any event as a result of which the prospectus included in the Resale Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), the Holders will forthwith discontinue disposition of Acquired Shares pursuant to the Resale Registration Statement until the Holders are advised in writing by SkyTerra that the use of the prospectus may be resumed and are furnished with a supplemented or amended prospectus as contemplated by Section 1.2 hereof; provided, however, that such postponement of sales of Acquired Shares by the Holders shall not in any event exceed (i) twenty (20) consecutive days or (ii) forty-five (45) days in the aggregate in any 12 month period.  If SkyTerra shall give the Holders any Suspension Notice or impose a Lockup Period (as defined below), SkyTerra shall extend the period of time during which SkyTerra is required to maintain the Resale Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date the Holders either are advised by SkyTerra that the use of the prospectus may be resumed or by the Lockup Period, as applicable.  In any event, SkyTerra shall not be entitled to deliver more than a total of three (3) Suspension Notices in any 12 month period.

(d)                                 Neither SkyTerra nor the Holders shall permit any officer, manager, underwriter, broker or any other person acting on behalf of SkyTerra or the Holders to use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the Resale Registration Statement filed pursuant to this Agreement without the prior written consent of SkyTerra, the Holders and any underwriter.

1.4          Expenses.

(a)                                  Registration Expenses.  All Registration Expenses shall be borne by SkyTerra.

(b)                                 Selling Expenses.  All expenses incident to the Holders’ performance of or compliance with this Agreement, including, without limitation, all fees and expenses of counsel for the Holders, fees and expenses of the Holders’ transfer agent, and any broker or dealer discounts or commissions attributable to the disposition of Acquired Shares shall be borne solely by the Holders.

SECTION 2.         LOCKUP AGREEMENT.

2.1          Lockup. Except for distributions by Motient to the holders of its common stock or preferred stock as contemplated by the Exchange Agreement, dated as of the date hereof, by and among Motient, MVH and SkyTerra, each of the Holders hereby agrees, beginning 60 days (extended for any period during a Suspension Notice during the first 60 days), to not effect any public sale or distribution (including any sales pursuant to Rule 144) of equity securities of SkyTerra, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any primary underwritten registered public offering of equity securities of SkyTerra or securities convertible or exchangeable into or exercisable for equity securities of SkyTerra (except as part of such underwritten registration), unless the underwriters managing such registered public offering otherwise consent in writing, and the Holders will deliver an undertaking to the managing underwriters (if requested) consistent with this covenant (in each case, a “Lockup Period”).  Notwithstanding the foregoing, the Holders shall not be obligated to comply with the provisions of this Section 2.1 (i) more than two times in any 12-month period and (ii) unless all officers and directors of SkyTerra and Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC, AP/RM Acquisition LLC and ST/RRRR LLC are also subject to a Lockup Period on substantially the same terms as the Holders.   If a Stockholder transfers Acquired Shares to its beneficial owners in accordance with Section 5.1(f) hereof, such transferees shall not be bound by this Section 2.1.  Notwithstanding the foregoing, this Section 2.1 shall not apply to any Holder (or transferee of any such Holder in accordance with Section 5.1 hereof) who does not own or have the right to acquire or vote with respect to Common Shares consisting of, in the aggregate, more than four percent (4%) of the total combined voting power of all Common Shares then outstanding.  Solely for purposes of calculating the four percent (4%) in the preceding sentence, each Holder shall be considered individually and not in the aggregate with its permitted transferees.

SECTION 3.         INDEMNIFICATION.

3.1          Indemnification by SkyTerra.  SkyTerra agrees to indemnify, to the extent permitted by law, the Holders, their officers, directors, employees and Affiliates and each Person who controls the Holders (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement of material fact contained in the Resale Registration Statement or any prospectus forming a part of the Resale Registration Statement or any “issuer free writing prospectus” (as defined in Securities Act Rule 433), or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or any violation or alleged violation by SkyTerra of the Securities Act, the Exchange Act or applicable “blue sky” laws, except that SkyTerra shall not be liable to any Holder pursuant to this Section 3.1 insofar as the same are made in reliance and in conformity with any information furnished in writing to SkyTerra by such Holder expressly for use therein or by the failure of such Holder to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto as required by law after SkyTerra has furnished such Holder with a sufficient number of copies of the same.

3.2          Indemnification by the Holders.  In connection with the Resale Registration Statement in which the Holders are participating, each Holder shall furnish to SkyTerra in writing such information as SkyTerra reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify SkyTerra, its directors, officers, employees and Affiliates, and each Person who controls SkyTerra (within the meaning of the Securities Act), against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Resale Registration Statement, the prospectus or preliminary prospectus forming a part of the Resale Registration Statement or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that any information so furnished in writing by such Holder contains such untrue statement or omits a material fact required to be stated therein necessary to make the statements therein not misleading; provided, however, that any such obligation of each Holder to indemnify SkyTerra hereunder shall be limited to the net proceeds to such Holder from the sale of the Acquired Shares pursuant to the Resale Registration Statement in the case of the Resale Registration Statement.

3.3          Indemnification Procedures.  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim.  Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

3.4          Investigation; Contribution.  The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.  If the indemnification provided under Section 3.1 or Section 3.2 of this Agreement is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall the liability of each Holder for contribution pursuant to this Section 3.4 be greater than the amount for which such Holder would have been liable pursuant to Section 3.2 had indemnification been available and enforceable.

SECTION 4.    RULE 144 TRANSACTIONS.

4.1          Undertaking to File Reports and Cooperate in Rule 144 Transactions.  For as long as the Holders continue to hold any Acquired Shares, SkyTerra shall use its commercially reasonable efforts to file with the SEC, on a timely basis, all annual, quarterly and other periodic reports required to be filed by it under Sections 13 and 15(d) of the Exchange Act, and the rules and regulations thereunder; provided, however, that the foregoing shall not be construed to require SkyTerra to prepare and file periodic reports if it is not required to do so under the Exchange Act.  In the event of any proposed sale by any Holder of Acquired Shares pursuant to Rule 144 under the Securities Act or otherwise as provided herein, which sale is to be made in accordance with the terms of Section 5.1(b) hereof, SkyTerra shall use its commercially reasonable efforts to cooperate with such Holder so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirements of the transfer agent of SkyTerra, and the reasonable requirements of the broker through which the sales are proposed to be executed, and shall, upon written request, furnish unlegended certificates representing ownership of Acquired Shares sold thereby, such certificates to be furnished in such numbers and denominations as such Holder may reasonably request.

SECTION 5.    RESTRICTIONS ON TRANSFER.

5.1          Permitted Transfers.  Each of the Holders hereby agrees that, until it and any permitted transferees under paragraph (f) hereunder have disposed of all of the Acquired Shares, it will not, directly or indirectly, without the prior written consent of SkyTerra, sell, distribute, transfer or otherwise dispose (in each case, a “Disposition”) of any Acquired Shares (including any shares of SkyTerra Non-Voting Common Stock (as defined in the Columbia/Spectrum Exchange Agreements) issued to Motient or MVH (or any subsidiary of either) in exchange for Acquired Shares, or shares of SkyTerra Common Stock exchanged therefore, in each case pursuant to Section 4.10(b) of the Columbia/ Spectrum Exchange Agreements), except:

(a)                                  sales of Acquired Shares pursuant to the Resale Registration Statement; or

(b)                                 sales of Acquired Shares pursuant to Rule 144 under the Securities Act; or

(c)                                  sales or transfers of Acquired Shares to any Person or group of related Persons who would immediately thereafter not own or have the right to acquire or vote with respect to Common Shares consisting of, in the aggregate, more than five percent (5%) (with each Person, other than Affiliates of the transferring Holder, considered individually and not in the aggregate with the other transferees) of the total combined voting power of all Common Shares then outstanding; provided, however, that in each such case, the transferee shall receive and hold such Acquired Shares subject to, and the transferee and all of the transferees’ Affiliates shall agree to be bound by, all the terms of this Agreement, which terms shall also inure to the benefit of such transferees, and there shall be no further transfer of such Acquired Shares, except in accordance with the provisions of this Section 5.1; or

(d)                                 a bona fide pledge of or the granting of a security interest in the Acquired Shares to an institutional lender for money borrowed, provided that such lender acknowledges in writing that it has received a copy of this Agreement and agrees, upon its becoming the owner of, or obtaining dispositive authority with respect to or in connection with any disposition of, any such Acquired Shares, to be bound by the provisions of this Agreement in connection with any right it may have to dispose of any such Acquired Shares (and, upon agreeing so to be bound, the provisions of this Agreement shall inure to the benefit of such party); or

(e)                                  sales or transfers of Acquired Shares pursuant to a tender or exchange offer; or

(f)                                    dispositions of Acquired Shares by any Holder to any wholly owned subsidiary of such Holder or to a successor corporation of such Holder or to an Affiliate of such Holder; provided, however, that in each such case, the transferee shall receive and hold such Acquired Shares subject to, and the transferee and all of the transferees’ Affiliates shall agree to be bound by, all the terms of this Agreement, which terms shall also inure to the benefit of such transferees, and there shall be no further transfer of such Acquired Shares, except in accordance with the provisions of this Section 5.1; or

(g)                                 dispositions pursuant to any merger, consolidation, reorganization or recapitalization to which SkyTerra is a party or in connection with any reclassification of Common Shares; or

(h)                                 dispositions of the Acquired Shares pursuant to the Acquired Shares Distribution; or

(i)                                     dispositions of Acquired Shares by a Stockholder to its beneficial owners;

provided, that (i) in the event that any Holder seeks to effect a Disposition of any Acquired Shares pursuant to clauses (b), (c), (f), (h) or (i) of this Section 5.1, such Disposition is made in compliance with applicable securities laws, and (ii) prior to any Disposition pursuant to clause (b) (other than with respect to sales of Acquired Shares pursuant to Rule 144(k) under the Securities Act), if requested by SkyTerra’s transfer agent, or in any Disposition pursuant to clauses (c), (f) or (h), such Holder shall have delivered to SkyTerra an opinion of counsel stating that such Disposition (A) is permitted by this Agreement and the applicable Columbia/Spectrum Exchange Agreement, (B) does not require registration under the Securities Act, and solely with respect to Dispositions pursuant to Section 5.1(h), (C) assuming the accuracy of the representations and warranties contained in the Columbia/Spectrum Exchange Agreement, does not cause the Columbia/Spectrum Exchange to be required to have been registered under the Securities Act.

Upon a disposition of Acquired Share pursuant to Section 5.1(i) to its beneficial owners, such beneficial owners shall hold the Acquired Shares free of any restrictions under this Agreement and shall not be required to become parties to this Agreement; provided that the applicable Stockholder distributing the Acquired Shares shall act as a representative to such beneficial owners receiving Acquired Shares for purposes of receiving notifications pursuant to this Agreement.

SECTION 6.    INTENTIONALLY OMITTED

SECTION 7.    DEFINITIONS.

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any successor statute.

“Holders” means the Blocker Corporations and the Stockholders and any of their permitted transferees.

“Person” means any individual, firm, partnership, corporation, trust, joint venture, limited liability company, association, joint stock company, unincorporated organization, or any other entity or organization, including a governmental entity or any department, agency, or political subdivision thereof.

“Registration Expenses” means all expenses incident to SkyTerra’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, fees with respect to filings required to be made with the NASD, printing expenses, messenger and delivery and mailing expenses, fees and disbursements of custodians, and fees and disbursements of counsel for SkyTerra and all independent certified public accountants retained by SkyTerra and other Persons retained by SkyTerra.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any successor statute.

SECTION 8.    MISCELLANEOUS.

8.1          Legends and Stop Transfer Orders.

(a)                                  Each of the Holders hereby agrees that all certificates representing Acquired Shares shall have the following legend (or other legend to the same effect): “The shares represented by this certificate are subject to restrictions on transfer and other restrictions pursuant to the provisions of a Registration Rights Agreement, dated May 6, 2006, between SkyTerra Communications, Inc. and the Holders named therein, a copy of which is on file at the office of the corporate secretary of the Holders.”

(b)                                 Each of the Holders hereby agrees to the entry of stop transfer orders with the transfer agent and registrar of the Acquired Shares against the transfer (other than in compliance with this Agreement) of legended securities held by the Holders (or its permitted transferees under Section 5.1(c), (f), (g), (h) or (i) hereof).

(c)                                  SkyTerra agrees to remove any stop transfer orders provided in paragraph (b) above in sufficient time to permit any party to make any transfer permitted by the terms of this Agreement.

8.2          Consolidation or Merger of SkyTerra.

For as long as the Holders continue to hold any Acquired Shares, if any of the following events (collectively, a “SkyTerra Change of Control”) occurs, namely:

(a)   any reclassification or exchange of the outstanding Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(b)   any merger, consolidation, statutory share exchange or combination of SkyTerra with another corporation as a result of which holders of Common Shares shall be entitled to receive stock or other securities with respect to or in exchange for such Common Shares; or

(c)   any sale or conveyance of the properties and assets of SkyTerra as, or substantially as, an entirety to any other corporation as a result of which holders of Common Shares shall be entitled to receive stock or other securities with respect to or in exchange for such Common Shares;

SkyTerra shall enter into, or SkyTerra shall cause the successor or purchasing corporation to enter into, as the case may be, an agreement with the Holders that provides the Holders with substantially similar rights as provided in this Agreement with respect to the stock or other securities to be issued in the SkyTerra Change of Control transaction with respect to or in exchange for the Acquired Shares.

8.3          Specific Performance.  The parties hereto acknowledge and agree that in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages.  It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted hereunder.

8.4          Amendments and Waivers.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.  No modification, amendment, or waiver of any provision of this Agreement shall be effective against the Holders or SkyTerra except by a written agreement signed by the Holders holding Acquired Shares and SkyTerra.

8.5          Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not including, without limitation, any Person which is the successor to the Holders or SkyTerra.

8.6          Severability.  If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county, or local government or any other governmental, regulatory, or administrative agency or authority to be invalid, void, unenforceable, or against public policy for any reason, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

8.7          Entire Agreement.  Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

8.8          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

8.9          Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

8.10        GOVERNING LAW; CONSENT OF EXCLUSIVE JURISDICTION; WAIVER OF JURY TRIAL.  THIS AGREEMENT AND THE VALIDITY AND PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW.  THE PARTIES HERETO HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM OR IN CONNECTION WITH THIS AGREEMENT SHALL BE LITIGATED ONLY IN THE STATE OR FEDERAL COURTS LOCATED IN MANHATTAN IN THE STATE OF NEW YORK.  TO THE EXTENT PERMITTED BY APPLICABLE LAW,

THE PARTIES HERETO CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE FOREGOING COURTS AND CONSENT THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO EITHER OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED INSIDE OR OUTSIDE THE STATE OF NEW YORK BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT (AND SERVICE SO MADE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME HAS BEEN POSTED AS AFORESAID) OR BY PERSONAL SERVICE OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.  THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

8.11        Notices.  Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be given in writing and shall be deemed given three business days after the date sent by certified or registered mail (return receipt requested), one business day after the date sent by overnight courier or on the date given by telecopy (with confirmation of receipt) or delivered by hand, to the party to whom such correspondence is required or permitted to be given hereunder.

To: MVH Holdings, Inc.

c/o Motient Corporation
300 Knightsbridge Parkway
Lincolnshire Parkway
Lincolnshire, IL  60069
Facsimile: (847) 478-4810
Attention: General Counsel

with a copy (which shall not constitute notice) to:

Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Facsimile: (713) 220-4285

Attn:  Mark Young, Esq.

To: Columbia Space (QP), Inc.

Columbia Space (AI), Inc.

Columbia Space Partners, Inc.

Columbia Capital Equity Partners III (QP), L.P.

Columbia Capital Equity Partners III (AI), L.P.

Columbia Capital Investors III, LLC

Columbia Capital Equity Partners III (Cayman), L.P.

Columbia Capital Investors III, LLC

Columbia Capital Employee Investors III, L.L.C.

Columbia Capital Equity Partners III (AI), L.P.

201 North Union Street

Suite 300

Alexandria, Virginia 22314

Facsimile: (703) 519-3904

Attn James B. Fleming

with a copy (which shall not constitute notice) to:

Edwards Angell Palmer & Dodge LLP

111 Huntington Avenue

Boston, MA 02199

Facsimile: (617) 227-4420

Attn: Stephen O. Meredith, Esq.

To: Spectrum Space IV Parallel, Inc.

Spectrum Space Equity Investors IV, Inc.

Spectrum Space IV Managers, Inc.

Spectrum Equity Investors Parallel IV, L.P.,

Spectrum Equity Investors IV L.P.,

Spectrum IV Investment Managers’ Fund, L.P.

Spectrum IV Investment Managers’ Fund, L.P.

One International Place,

29th Floor

Boston, MA 02110

Facsimile: (617) 464-4601

Attn:  Kevin J. Maroni

with a copy (which shall not constitute notice) to:

Edwards Angell Palmer & Dodge LLP

111 Huntington Avenue

Boston, MA 02199

Facsimile: (617) 227-4420

Attn: Stephen O. Meredith, Esq.

To SkyTerra:

SkyTerra Communications, Inc.
19 West 44th Street, Suite 507
New York, New York 10036
Facsimile:
Attn:       Robert C. Lewis

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Facsimile: (917) 777-2918
Attn:       Gregory A. Fernicola, Esq.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ Jeffrey A. Leddy
Name: Jeffrey A. Leddy
Title: Chief Executive Officer

COLUMBIA SPACE (QP), INC.

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Treasurer

COLUMBIA SPACE (AI), INC.

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Treasurer

COLUMBIA SPACE PARTNERS, INC.

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
	Title:	Treasurer

SPECTRUM SPACE IV PARALLEL, INC.

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	President

SPECTRUM SPACE EQUITY INVESTORS IV, INC.

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	President

SPECTRUM SPACE IV MANAGERS, INC.

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	President

SPECTRUM IV INVESTMENT MANAGERS’ FUND, L.P.

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	General Partner

SPECTRUM EQUITY INVESTORS IV, L.P.

By:	Spectrum Equity Associates IV, L.P.
Its General Partner

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	General Partner

SPECTRUM EQUITY INVESTORS PARALLEL IV, L.P.

By:	Spectrum Equity Associates IV, L.P.
Its General Partner

By:	/s/ Kevin J. Maroni
	Name:	Kevin J. Maroni
	Title:	General Partner

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By:	Columbia Capital Equity Partners (Cayman) III, Ltd., as General Partner

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
Title: Chief Financial Officer

COLUMBIA CAPITAL INVESTORS III, LLC

By:	Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
Title: Chief Financial Officer

COLUMBIA CAPITAL EMPLOYEE INVESTORS III, L.L.C.

By:	Columbia Capital III, L.L.C., its Manager

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
Title: Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By:	Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
Title: Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By:	Columbia Capital Equity Partners III, L.P., as General Partner

By:	/s/ Donald A. Doering
	Name:	Donald A. Doering
Title: Chief Financial Officer

MVH HOLDINGS INC.

By:	/s/ Christopher Downie
	Name:	Christopher Downie
	Title:	Executive Vice President and Chief Operating Officer